UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information disclosed in Item 2.02 is hereby incorporated by reference into this Item 1.01.

Item 2.02 Completion of Acquisition or Disposition of Assets

On June 12, 2007, a wholly owned subsidiary of Energy Partners, Ltd. (the “Company”) completed its previously announced sale of substantially all of the Company’s onshore South Louisiana assets to Castex Energy 2007, L.P. for $71.7 million in cash pursuant to the Purchase and Sale Agreement, dated as of May 31, 2007, as amended by the First Amendment to the Purchase and Sale Agreement. After preliminary closing adjustments for the closing date of June 12, 2007, the cash proceeds received totaled approximately $72.0 million. The Company will use the proceeds to pay down its revolving credit facility. As of the effective date of April 1, 2007, the estimated proved reserves were approximately one-third of the reserves contained within the divesture package the Company has been marketing recently. The Company is repackaging the remaining non-strategic offshore assets proposed to be sold and is talking with interested parties, and gives no assurance as to the value it may receive or the timing of any such sale or sales of the assets being so marketed.

The foregoing summary of the Purchase and Sale Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement and the First Amendment to the Purchase and Sale Agreement, which are filed herewith as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements illustrating the effects of this disposition, as required pursuant to Article 11 of Regulation S-X, are attached hereto as Exhibit 99.1 and incorporated herein by reference:

(1) Unaudited Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2007;

(2) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2006; and

(3) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 21, 2007.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of May 31, 2007, by and between EPL of Louisiana, L.L.C., and Castex Energy 2007, L.P.

2.2	First Amendment to Purchase and Sale Agreement, dated as of June 12, 2007, by and between EPL of Louisiana, L.L.C., and Castex Energy 2007, L.P.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2007

ENERGY PARTNERS, LTD.

By:	/s/ John H. Peper
John H. Peper Executive Vice President, General Counsel and Corporate Secretary